Trade Receivables, Net (Details Textual)	9 Months Ended	12 Months Ended
	Mar. 31, 2014	Jun. 30, 2013
Trade Receivables, Net [Abstract]
Trade receivables collection period		122 days
Trade receivables payment description	Trade receivables that are past their normal payment terms are overdue and once 30 days past due are considered delinquent. Minimum payment terms vary by product. The maximum payment term for all products is 122 days.